          -----------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                INDIA INVESTMENT
                                   FUND, INC.
           -----------------------------------------------------------


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER


                           MORGAN STANLEY DEAN WITTER
                           INDIA INVESTMENT FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

John S.Y. Chu
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

R.M.J. Gerard La Hausse
de la Louviere
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
================================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 2000, the Morgan Stanley Dean Witter India Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -20.14% compared to -10.93% for the U.S. dollar adjusted Bombay Stock Exchange (BSE) National Index (the "Index"). For the period from the Fund's commencement of operations on February 25, 1994 through June 30, 2000, the Fund's total return, based on net asset value per share, was 29.88% compared to -16.74% for the Index. On June 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $12.00, representing a 33.5% discount to the Fund's net asset value per share.

The first half of 2000 was one of the most volatile phases ever for global financial markets and the Indian market, otherwise historically viewed as a defensive play, was very much a part of this volatile price action. In fact, a significant development over the past couple of years has been the way India has increasingly begun to march to the global beat. Of course, correlation between markets worldwide, with the U.S. market at the epicenter, has been rising in general but India's integration has been particularly swift.

We view this as a positive development for the Indian market with the average investor on a very sharp learning curve here as global events come to matter more. The increased sophistication of the market has been accompanied by a sharp rise in overall participation with daily trading volumes topping two billion dollars, representing a more than fourfold increase over the past two years.

In line with global trends, the market has behaved in a schizophrenic manner. The TMT (technology, media and telecom) sector being on one side with the rest of the market grouped on the other. There was a sizable divergence in the performance of these two broad categories before a violent move towards convergence in the second quarter of the year. It would seem that sector allocation was the most important part in managing a portfolio in recent times.

However, we think that markets have reached a stage where it is extremely difficult to take a decisive stand in favor of either the TMT or non-TMT stocks as a group. While growth rates of companies in the TMT sector are clearly running on a different trajectory, prices (i.e. valuations) have come to reflect those rates of growth. The non-TMT stocks are instead trading at apparently inexpensive levels but investors do not seem to care much anymore about conventional growth rates.

Accordingly, our strategy has been to adopt a sector-neutral position, where sector allocation closely tracks the benchmark indices. However, the search process for identifying the relative individual stock outperformers within that framework remains intense. In such a turbulent phase, where the directional movements have been whipsawing, we think stock selection matters most. The portfolio changes over the past few months reflect our sharper focus on management quality.

More specifically, on the technology front, one of the themes worth focusing on is whether India's technology boom will gain more momentum domestically. So far, India's technology boom has been largely outward-oriented in nature with some world-class information technology companies catering primarily to global technology demand. With low levels of fixed-line, computer and internet penetration, the domestic technology story has been less impressive. The poor state of local telecommunication infrastructure has been one of the main drags. However, there are signs that the government is working on deregulating the sector and if any such proposals do materialize then the domestic growth rates in the sector could rise sharply, throwing up opportunities for private-sector companies operating in that space.

Meanwhile, the news regarding the economy continues to steadily improve. India seems set to achieve a growth rate of 7% this year and inflation is settling down in the 6-7% range. Privatization will be the area in which government policy will be most relevant but currently it is far from clear if the political process will allow significant progress.

In the coming few months, we hope to see markets stabilize and consolidate before launching the next assault. We will endeavor to search for some new themes that could affect the marketplace in the next phase. We are still uncertain as to whether the new phase will again involve a run-up in the TMT sector, on the back of the high underlying growth rates in the sector, or shift to being a more domestic-oriented theme. The most encouraging part about the Indian market is that it is very wide and caters to every kind of profile with a broad representation of TMT stocks, leading multinational companies and the gargantuan public sector enterprises.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

July 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/im.

Morgan Stanley Dean Witter India Investment Fund, Inc.
Investment Summary as of June 30, 2000 (Unaudited)
================================================================================

HISTORICAL
INFORMATION                                                            TOTAL RETURN(%)
                                             ------------------------------------------------------------------
                                                MARKET VALUE(1)      NET ASSET VALUE(2)          INDEX(3)
                                             --------------------   -------------------------------------------
                                                          AVERAGE                AVERAGE                AVERAGE
                                             CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                                             ----------   -------   ----------   -------   ----------   -------
                    YEAR TO DATE              -27.27%        --      -20.14%        --       -10.93%       --
                    ONE YEAR                   23.87      23.87%      40.50      40.50%       30.11     30.11%
                    FIVE YEAR                  17.07       3.20       64.00      10.40        10.15      1.95
                    SINCE INCEPTION           -13.61      -2.28       29.88       4.20       -16.74     -2.85

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                               YEAR ENDED DECEMBER 31,                  SIX MONTHS
                                                                                           ENDED
                                                                                          JUNE 30,
                                    1994*    1995     1996     1997     1998     1999      2000
                                    ----     ----     ----     ----     ----     ----   ----------
Net Asset Value Per Share......   $13.99    $8.91    $8.81    $8.83    $9.19   $22.59       $18.04
Market Value Per Share.........   $11.25    $9.13    $9.50    $8.38    $6.75   $16.50       $12.00
Premium/(Discount).............    -19.6%     2.5%     7.8%    -5.1%   -26.6%   -27.0%       -33.5%
Capital Gains Distributions....   $ 0.17       --       --       --       --       --           --
Fund Total Return (2)..........     0.72%  -36.31%   -1.12%    0.23%    4.08%  145.81%      -20.14%
Index Total Return (3).........    -7.88%  -31.53%   -6.49%    6.43%  -20.98%   88.41%      -10.93%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Bombay Stock Exchange (BSE) National Index is a market capitalization weighted index including the equity shares of 100 companies from the "Specified" and the "Non-specified" list of the 5 major stock exchanges, namely, Bombay, Calcutta, Delhi, Ahmedabad and Madras, expressed in U.S. dollar terms.
  * The Fund commenced operations on February 25, 1994.

Morgan Stanley Dean Witter India Investment Fund, Inc.
Investment Summary as of June 30, 2000 (Unaudited)
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities               (91.7%)
Short-Term Investments           (8.3%)

--------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Automobiles                             (11.1%)
Chemicals                                (7.1%)
Diversified Financials                   (4.7%)
Diversified Telecommunication Services   (4.7%)
Electrical Equipment                     (3.4%)
Food Products                            (5.0%)
IT Consulting & Services                (23.5%)
Media                                    (3.6%)
Pharmaceuticals                          (6.3%)
Software                                 (3.4%)
Other                                   (27.2%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                                     PERCENT OF
                                                                     NET ASSETS
                                                                    ------------

 1. Infosys Technology Ltd.                                             23.1%
 2. Hero Honda Motors Ltd.                                               7.1
 3. Housing Development Finance Corp., Ltd                              4.6
 4. Zee Telefilms Ltd.                                                   3.4
 5. Tata Engineering & Locomotive Ltd.                                   3.4
 6. Bharat Heavy Electricals Ltd.                                        3.4
 7. Mahanagar Telephone Nigam Ltd.                                       3.2
 8. Tata Tea Ltd.                                                        2.8
 9. Cipla Ltd                                                            2.6
10. Container Corp. of India Ltd.                                        2.0
                                                                        ----
                                                                        55.6%
                                                                        ====

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
JUNE 30, 2000

                                                         SHARES       VALUE
                                                                      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.6%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
AUTO COMPONENTS (1.4%)
Apollo Tyres Ltd.                                          2,075   U.S.$      4
Motherson Sumi Systems Ltd.                                2,350              7
Motor Industries Co., Ltd.                                39,942          3,265
MRF Ltd.                                                 138,230          4,236
Rane Madras Ltd.                                         213,100            310
                                                                   ------------
                                                                          7,822
                                                                   ------------
--------------------------------------------------------------------------------
AUTOMOBILES (11.1%)
Hero Honda Motors Ltd.                                 1,815,416         40,150
(a)Patheja Bros. Forgings & Stamp Ltd.                   450,000             --@
Rane Engine Valves                                        95,700             86
Tata Engineering & Locomotive Ltd.                     6,920,814         19,112
(b)TVS Suzuki Ltd.                                       614,622          3,488
                                                                   ------------
                                                                         62,836
                                                                   ------------
--------------------------------------------------------------------------------
BANKS (2.3%)
HDFC Bank Ltd.                                         1,507,400          8,585
State Bank of India Ltd.                                 900,000          4,563
                                                                   ------------
                                                                         13,148
                                                                   ------------
--------------------------------------------------------------------------------
BROADCASTING & CABLE TV (0.5%)
(a)Television Eighteen India Ltd.                        211,885          2,884
                                                                   ------------
--------------------------------------------------------------------------------
CHEMICALS (7.1%)
Asian Paints (India) Ltd.                                632,364          5,668
Aventis Cropscience India Ltd.                           557,060          3,157
Castrol (India) Ltd.                                     652,985          4,436
Colour-Chem Ltd.                                          64,602          2,192
ICI India Ltd.                                           143,155            305
Indo Gulf Corp., Ltd.                                  5,930,270          5,632
Monsanto Chemicals of India                               87,700          2,504
Novartis India Ltd.                                      407,930          7,432
Reliance Industries Ltd.                                 770,050          5,879
Sudarshan Chemicals Ltd.                                 234,552            236
Supreme Industries Ltd.                                  832,900          2,641
                                                                   ------------
                                                                         40,082
                                                                   ------------
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Marico Industries Ltd.                                   217,553          1,221
(b)Modi Xerox Ltd.                                       718,270          1,718
Tata Donnelley Ltd.                                      293,250          1,708
Thermax Ltd.                                             499,687          1,056
                                                                   ------------
                                                                          5,703
                                                                   ------------
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (0.5%)
Gujarat Ambuja Cements                                   610,861          2,668
                                                                   ------------
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.8%)
Vikas WSP Ltd.                                           377,000          4,275
                                                                   ------------
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (4.7%)
Housing Development Finance Corp., Ltd.                2,061,425         25,811
Sundaram Finance Ltd.                                     49,700            124
Tata Finance Ltd.                                        355,000            511
(a)UTI Mastergain                                          1,600             --@
                                                                   ------------
                                                                         26,446
                                                                   ------------
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.7%)
Global Tele-Systems Ltd.                                  66,953          2,003
Mahanagar Telephone Nigam Ltd.                         3,801,565         18,267
Videsh Sanchar Nigam Ltd.                                232,712          6,305
                                                                   ------------
                                                                         26,575
                                                                   ------------
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (0.8%)
Tata Power Co., Ltd.                                   2,332,177          4,286
                                                                   ------------
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (3.4%)
Bharat Heavy Electricals Ltd.                          6,338,286         18,944
Jyoti Structures Ltd.                                    167,700            187
                                                                   ------------
                                                                         19,131
                                                                   ------------
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
(a)ITW Signode India Ltd.                                814,306          1,012
                                                                   ------------
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.0%)
(a,b)Renewable Energy Ltd.                                47,800             --@
                                                                   ------------
--------------------------------------------------------------------------------
FOOD PRODUCTS (5.0%)
Britannia Industries Ltd.                                390,496          5,543
Nestle India Ltd.                                        170,812          1,429
Smithkline Beecham Consumer Health Care Ltd.             716,176          5,490
Tata Tea Ltd.                                          2,112,795         15,696
                                                                   ------------
                                                                          28,158
                                                                   ------------
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.0%)
(a)Bausch & Lomb India Ltd.                                  100             --@
                                                                   ------------
--------------------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE (0.7%)
Indian Hotels Co., Ltd.                                  790,184          3,816
                                                                   ------------
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES (0.3%)
Carrier Aircon Ltd.                                      442,304            818
Phillips India Ltd.                                      380,444            558
Samtel Colour Ltd.                                       560,300            558
                                                                   ------------
                                                                          1,934
                                                                   ------------
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (0.4%)
(a,b)India-Info.com Private Co., Ltd.                    532,875          2,291
                                                                   ------------
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES (23.5%)
(a)HCL Technologies Ltd.                                  98,550          2,844
Infosys Technology Ltd.                                  697,075        129,874
                                                                   ------------
                                                                        132,718
                                                                   ------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                         SHARES       VALUE
                                                                      (000)
--------------------------------------------------------------------------------
MACHINERY (3.2%)
Chicago Pneumatic India Ltd.                             274,940   U.S.$    326
Cummins India Ltd.                                       746,170          7,506
Escorts Ltd.                                             963,466          3,053
Honda SIEL Power Products Ltd.                           318,330            499
(a)Lakshmi Synthetic Machinery Ltd.                      137,700             20
Revathi-CP Equipment Ltd.                                277,900          1,338
(a)Sundaram Fasteners Ltd.                               451,800          5,414
                                                                   ------------
                                                                         18,156
                                                                   ------------
--------------------------------------------------------------------------------
MEDIA (3.6%)
New Delhi Television Ltd.                                333,300          1,008
ZEE Telefilms Ltd.                                     1,914,419         19,210
                                                                   ------------
                                                                         20,218
                                                                   ------------
--------------------------------------------------------------------------------
OIL & GAS (1.7%)
Bharat Petroleum Corp., Ltd. - New                       673,869          2,910
Hindustan Petroleum Corp., Ltd.                        2,099,211          6,554
                                                                   ------------
                                                                          9,464
                                                                   ------------
--------------------------------------------------------------------------------
PERSONAL PRODUCTS (1.1%)
Colgate-Palmolive (India) Ltd.                           280,133          1,130
Procter & Gamble Hygiene & Health Care Ltd.              103,294          1,547
Reckitt & Coleman of India Ltd.                          717,531          3,296
                                                                   ------------
                                                                          5,973
                                                                   ------------
--------------------------------------------------------------------------------
PHARMACEUTICALS (6.3%)
Alfa-Laval (India)                                       445,073          1,665
Aurobindo Pharmaceuticals Ltd.                            83,800            837
Cipla Ltd.                                               755,385         14,616
Dabur India Ltd.                                         546,486          7,990
E. Merck (India) Ltd.                                    336,125          2,406
Hoechst Marion Roussel India Ltd.                        268,505          2,880
Lupin Laboratories Ltd.                                  445,890          1,960
Smithkline Beecham Pharmaceuticals (India) Ltd.           19,873             68
(c)Strides Arcolab Ltd.                                  585,000          3,236
Sun Pharmaceutical Industries Ltd.                            10             --@
                                                                   ------------
                                                                         35,658
                                                                   ------------
--------------------------------------------------------------------------------
ROAD & RAIL (2.0%)
Container Corp. of India Ltd.                          2,939,718         11,324
                                                                   ------------
--------------------------------------------------------------------------------
SOFTWARE (3.4%)
(a)Fujitsu ICIM Ltd.                                     298,383          1,668
(a)Hughes Software Systems                                93,500          6,312
Polaris Software Lab Ltd.                                109,616          2,150
Software Solution Integrated Ltd.                         46,150          2,940
Tata Infotech Ltd.                                       113,275            730
Visualsoft (India) Ltd.                                   34,433          5,502
                                                                   ------------
                                                                         19,302
                                                                   ------------
--------------------------------------------------------------------------------
SPECIALTY RETAIL (0.7%)
Titan Industries Ltd.                                  2,526,168          3,683
                                                                   ------------
--------------------------------------------------------------------------------
TEXTILES & APPAREL (0.5%)
Bata India Ltd.                                          628,678            945
(a)Delta International                                   570,000             --@
Mahavir Spinning Mills Ltd.                               10,000             10
(a,b)Shopper Stop                                        444,400          1,592
Vardhaman Spinning & General Mills Ltd.                    2,750              3
                                                                   ------------
                                                                          2,550
                                                                   ------------
--------------------------------------------------------------------------------
TOBACCO (0.7%)
ITC Ltd.                                                 216,516          3,853
                                                                   ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost U.S.$429,026)                                                     515,966
                                                                   ------------
--------------------------------------------------------------------------------
                                                         NO. OF
                                                         RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.0%)
INDIA
(a)Jyoti Structures Ltd.
(Cost U.S.$@)                                            167,700             56
                                                                   ------------
--------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (8.3%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (8.3%)
Chase Securities Inc. 6.15%, dated 6/31/00,
  due 7/03/00, to be repurchased at U.S.$46,805,
  collateralized by U.S.$47,535 United States
  Treasury Bonds, valued at U.S.$47,614
  (Cost U.S.$46,781)                                      46,781         46,781
                                                                   ------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
(Cost U.S.$475,807)                                                     562,803
                                                                   ------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                        AMOUNT        AMOUNT
                                                         (000)         (000)
--------------------------------------------------------------------------------
OTHER ASSETS (1.8%)
Receivable for                                        U.S.$8,568
Investments Sold
Dividends Receivable                                       1,055
Foreign Tax Reclaim Receivable                               475
Interest Receivable                                            8
Other                                                         44   U.S.$ 10,150
                                                      ----------   ------------
--------------------------------------------------------------------------------
LIABILITIES (-1.7%)
Payable For:
Investments Purchased                                     (6,032)
Bank Overdraft                                            (1,840)
Custodian Fees                                              (558)
Advisory Fees                                               (507)
Fund Shares Repurchased                                     (333)
Fees and Expenses                                           (106)
Administrative Fees                                         (101)
Professional Fees                                            (63)
Shareholder Reporting Expenses                               (56)
Other Liabilities                                           (225)        (9,821)
                                                      ----------   ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 31,222,592, issued and
  outstanding U.S.$0.01 par value shares
  (100,000,000 shares authorized)                                  U.S.$563,132
                                                                   ============
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$  18.04
                                                                   ============
--------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Common Stock                                                       U.S.$    312
Capital Surplus                                                         444,673
Undistributed Net Investment Income                                       2,032
Accumulated Net Realized Gain                                            29,352
Unrealized Appreciation on Investments and
  Foreign Currency Translations                                          86,763
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   U.S.$563,132
                                                                   ============
--------------------------------------------------------------------------------

(a) -- Non-income producing.
(b) -- Security valued at fair value- see note A-1 to financial statements.
(c) -- 144A Security -- certain conditions for public sale may exist.
@ -- Value is less than U.S.$500.
June 30, 2000 exchange rate -- Indian Rupee (INR) 44.65 = U.S. $1.00.

    The accompanying notes are an integral part of the financial statements.

                                                                                                SIX MONTHS ENDED
                                                                                                  JUNE 30, 2000
                                                                                                    (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ................................................................................     U.S.$   5,778
Interest .................................................................................             1,116
------------------------------------------------------------------------------------------------------------------
Total Income .............................................................................             6,894
------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees .................................................................             3,648
Custodian Fees ...........................................................................               508
Administrative Fees ......................................................................               338
Professional Fees ........................................................................               118
Directors' Fees and Expenses .............................................................                41
Shareholder Reporting Expenses ...........................................................                31
Sub-Administrative Fees ..................................................................                19
Transfer Agent Fees ......................................................................                10
Other Expenses ...........................................................................                55
------------------------------------------------------------------------------------------------------------------
Total Expenses ...........................................................................             4,768
------------------------------------------------------------------------------------------------------------------
Net Investment Income ....................................................................             2,126
------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
Investment Securities Sold ...............................................................           130,120
Foreign Currency Transactions ............................................................              (728)
------------------------------------------------------------------------------------------------------------------
Net Realized Gain ........................................................................           129,392
------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Depreciation on Investments ..............................................................          (288,211)
Depreciation on Foreign Currency Translations ............................................              (101)
------------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation/Depreciation ...........................................          (288,312)
------------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation .....................          (158,920)
------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................     U.S.$(156,794)
==================================================================================================================

                                                                         SIX MONTHS ENDED
                                                                           JUNE 30, 2000         YEAR ENDED
                                                                            (UNAUDITED)       DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                             (000)                 (000)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment Income (Loss) ..........................................    U.S.$     2,126    U.S.$   (2,640)
Net Realized Gain .....................................................            129,392            77,466
Change in Unrealized Appreciation/Depreciation ........................           (288,312)          360,668
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations .......           (156,794)          435,494
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Repurchase of Shares (1,377,900 and 1,636,300 shares, respectively) ...            (16,417)          (13,852)
------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) .............................................           (173,211)          421,642
Net Assets:
Beginning of Period ...................................................            736,343           314,701
------------------------------------------------------------------------------------------------------------------
End of Period (including undistributed net investment
income/(accumulated net investment loss) of U.S.$2,032 and
U.S.$(94) respectively) ...............................................    U.S.$   563,132    U.S.$  736,343
==================================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                      SIX MONTHS
AND RATIOS:                                    ENDED                            YEARS ENDED DECEMBER 31,
                                           JUNE 30, 2000  --------------------------------------------------------------------------
                                            (UNAUDITED)      1999          1998          1997           1996             1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....   U.S.$  22.59  U.S.$   9.19  U.S.$   8.83  U.S.$   8.81  U.S.$    8.91  U.S.$    13.99
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)............           0.07         (0.08)        (0.04)        (0.07)         (0.08)          (0.16)
Net Realized and Unrealized Gain (Loss) on
Investments.............................          (4.91)        13.33          0.31          0.09          (0.02)          (4.92)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations........          (4.84)        13.25          0.27          0.02          (0.10)          (5.08)
------------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased         0.29          0.15          0.09            --             --              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........   U.S.$  18.04  U.S.$  22.59  U.S.$   9.19  U.S.$   8.83  U.S.$    8.81  U.S.$     8.91
====================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD...   U.S.$  12.00  U.S.$  16.50  U.S.$   6.75  U.S.$   8.38  U.S.$    9.50  U.S.$     9.13
====================================================================================================================================
TOTAL INVESTMENT RETURN:
Market Value............................         (27.27)%      144.44%       (19.40)%      (11.84)%         4.11%         (18.89)%
Net Asset Value (1).....................         (20.14)%      145.81%         4.08%         0.23%         (1.12)%        (36.31)%
====================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)...     U.S.$563,132  U.S.$736,343  U.S.$314,701  U.S.$315,446  U.S.$ 314,423  U.S.$  318,045
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets.           1.44%*        1.59%         1.97%         2.06%          2.10%           3.16%
Ratio of Net Investment Income (Loss) to
Average Net Assets......................           0.64%*       (0.55)%       (0.44)%       (0.70)%        (0.85)%         (1.48)%
Portfolio Turnover Rate.................             23%           34%           24%           25%            28%             28%
------------------------------------------------------------------------------------------------------------------------------------

 * Annualized.
(1)Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
---------

     The Morgan Stanley Dean Witter India Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others. Due to the Indian securities market's smaller size, degree of liquidity and volatility, the prices which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The rate of capital gains tax in India is 10% for long-term investments and 30% for short-term investments. The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

     In Mauritius, the Fund is liable for income tax under the current Mauritian legislation at the rate of 0%. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%.

     The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctu-ations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six month period ended June 30, 2000, the Fund's investments in the derivative instruments described above only included foreign currency exchange contracts.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Net Assets. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the six month period ended June 30, 2000, the Fund made purchases and sales totaling $143,942,000 and $199,011,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2000, the U.S. Federal income tax cost basis of securities was $475,807,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $86,996,000 of which $189,430,000 related to appreciated securities and $102,434,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $98,061,000 available to offset future capital gains of which $18,838,000 will expire on December 31, 2005 and $79,223,000 will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to shareholders.

F. During the six month period ended June 30, 2000, the Fund incurred $19,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished only through physical delivery, in certain cases, which may cause the Fund to experience delays or other difficulties in effecting transactions. At June 30, 2000, approximately $8,339,000 of Fund securities were either out for transfer in the name of the Fund, were under objection for transfer in the name of the Fund, were out for dematerialization, or were due from companies and/or brokers for various capital changes. Such securities are valued in accordance with the Fund's security valuation policy as described in Note A-1, but may not be saleable at the value shown in the Statement of Net Assets. The Fund has no intention of selling such securities until they are transferred in the name of the Fund.

Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2000, the deferred fees payable under the Plan, totaled $106,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six month period ended June 30, 2000, the Fund repurchased 1,377,900 shares or 4.23% of its Common Stock at an average price per share of $11.86, excluding $69,000 in commissions paid, and an average discount of 36.20% from net asset value per share. For the year ended December 31, 1999, the Fund repurchased 1,636,300 shares or 4.78% of its Common Stock at an average price per share of $8.42, excluding $82,000 in commissions paid, and an average discount of 26.21% from net asset value per share. Since the inception of the program, the Fund has repurchased 4,484,500 shares or 12.56% of its Common Stock at an average price per share of $8.86, excluding $225,000 in commissions paid, and an average discount of 29.06% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

                        J. Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Fund was held on June 15, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                       VOTES IN          VOTES         VOTES
PROPOSAL:                                                              FAVOR OF         AGAINST      ABSTAINED
---------                                                             ----------       ---------    -----------

1. To elect the following Directors:   Andrew McNally IV ........     16,434,000       6,083,257         --
                                       Frederick O. Robertshaw ..     16,434,000       6,083,257         --
                                       Harold J. Schaaff, Jr.....     16,434,000       6,083,257         --
                                       Graham E. Jones ..........     16,435,115       6,082,142         --
                                       John D. Barrett II .......     16,435,015       6,082,242         --
                                       Gerard E. Jones ..........     16,435,115       6,082,142         --
                                       RMJ Gerard La
                                       Hausse de la Louviere.....     16,434,760       6,082,497         --
                                       William G. Morton, Jr.....     16,435,015       6,082,242         --
                                       Samuel T. Reeves..........     15,802,395       6,714,862         --

The Annual Meeting of the Stockholders of the Fund was reconvened on August 1, 2000. The following is a summary of the proposal presented and the total number of shares voted:


                                                                       VOTES IN          VOTES         VOTES
PROPOSAL:                                                              FAVOR OF         AGAINST      ABSTAINED
---------                                                             ----------       ---------    -----------
2. To ratify the selection of Ernst & Young LLP as independent
   accountants of the Fund .........................................  11,611,736       8,044,426       12,307

--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS, IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP, WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS, AUDIT COMMITTEE AND SHAREHOLDERS, ENGAGED ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS AS OF AUGUST 1, 2000.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                  Morgan Stanley Dean Witter India Investment Fund, Inc. American Stock Transfer & Trust Company
                  Dividend Reinvestment and Cash Purchase Plan
                  40 Wall Street
                  New York, NY 10005
                  1-800-278-4353


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